AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT


        AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT BETWEEN PLASMA-THERM, INC., A FLORIDA CORPORATION (THE "DEBTOR"), AND NATIONSBANK OF FLORIDA, N.A., A NATIONAL BANKING ASSOCIATION ("SECURED PARTY"), DATED JANUARY 19, 1995 ("SECURITY AGREEMENT").

        WHEREAS, Debtor and Secured Party entered into the Security Agreement on January 19, 1995.

        WHEREAS, on the date hereof, Secured Party has increased the Line of Credit Note (as said term is defined in the Security Agreement) by the amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (the "Third Future Advance"), which Third Future Advance has been consolidated with the Line of Credit Note pursuant to the terms of that certain Future Advance, Consolidation and Modification Agreement dated of even date herewith.

        WHEREAS, on the date hereof, Secured Party has also agreed to allow Debtor to renew the Letter of Credit Line (as said term is defined in the Security Agreement).

        WHEREAS, Debtor and Secured Party desire to modify some of the terms and conditions set forth in the Security Agreement, affirm that the terms of the Security Agreement apply with full force and effect to the Third Future Advance and the renewal of the Letter of Credit Line, and otherwise ratify and reaffirm the terms and conditions of the Security Agreement.

        NOW, THEREFORE, it is agreed as follows:

        1. The address of the Secured Party contained in the first paragraph of the Security Agreement is hereby changed to:

             400 N. Ashley Drive, 2nd Floor
             Tampa, Florida  33602

        2.   The  address  of  the  Secured  Party  contained  in
   Section 9 of the Security Agreement is also changed as follows:

             400 N. Ashley Drive, 2nd Floor
             Tampa, Florida  33602
             Attn: James E. Harden, Jr., Vice President
             Telephone:  813-224-5147
             Telecopy:  813-224-5770


        3. Section 2(b) of the Security Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:


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   Amendment to Restated Security Agreement


             (b)  Third  Consolidation  Line of  Credit
             Promissory Note dated November 17, 1995 in
             the    original   principal    amount   of
             $3,000,000.00 (the "Line of Credit Note");

        4. Secured Party and Debtor hereby agree that all terms and conditions set forth in the Security Agreement, as amended by this Amendment, shall apply with full force and effect to the Third Future Advance as if the Third Future Advance has been extended on the date of the Security Agreement and specifically referred to in the Security Agreement.

        5. Except as otherwise set forth herein, all terms, conditions and covenants of the Security Agreement shall remain the same and shall be fully binding upon and enforceable by the Secured Party and Debtor pursuant to their terms.


        IN  WITNESS  WHEREOF,  Debtor   and  Secured  Party  have
   executed this Amendment the day and year first above written.

          Signed, sealed and delivered
          in the presence of:
                                    PLASMA-THERM,  INC.,  a Florida
                                    corporation

          /s/Diana DeFerrari        By:  /s/Ronald S. Deferrari
          (Signature of Witness)         Ronald S. Deferrari
          Diana DeFerrari                President
          (Print Name of Witness)

          /s/Jill R. Street              (CORPORATE SEAL)
          (Signature of Witness)
          Jill R. Street
          (Print Name of Witness)






















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   Amendment to Restated Security Agreement 2


                                      NATIONSBANK OF FLORIDA, N.A., a
                                      national banking association

          /s/Sadahri W. Berry         By:  /s/Penny White
          (Signature of Witness)           Penny H. White
          Sadahri W. Berry                 Its Vice President
          (Print Name of Witness)
                                            (CORPORATE SEAL)
          /s/Jill R. Street
          (Signature of Witness)
          Jill R. Street
          (Print Name of Witness)




   STATE OF FLORIDA              )
   COUNTY OF PINELLAS            )

             The foregoing instrument was acknowledged before me this 17 day of November, 1995, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. He XX is personally known to me or
   has produced                         as identification.

                                       /s/Jill R. Street
                                       Jill R. Street
               (SEAL)                  (Print Name of Notary Public)
                                       Notary Public

          My Commission Expires:

   NOTARY PUBLIC
   STATE OF FLORIDA
   "OFFICIAL SEAL"
   Jill R. Street
   My Commission Expires 4/26/96
   Commission #CC 196605




















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   Amendment to Restated Security Agreement    3


   STATE OF FLORIDA              )
   COUNTY OF PINELLAS            )

             The foregoing instrument was acknowledged before me this 17 day of November, 1995, by PENNY H. WHITE, as the Vice President of NATIONSBANK OF FLORIDA, N.A., a national banking
   association,  on behalf  of the  association.   She         is
   personally known to me or XX has produced drivers license as identification.

                                        /s/Jill R. Street
                                        Jill R. Street
               (SEAL)                   (Print Name of Notary Public)
                                        Notary Public

          My Commission Expires:

   NOTARY PUBLIC
   STATE OF FLORIDA
   "OFFICIAL SEAL"
   Jill R. Street
   My Commission Expires 4/26/96
   Commission #CC 196605



































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   Amendment to Restated Security Agreement    4